UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2021

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.       Entry into a Material Definitive Agreement.

On November 8, 2021, Ventas, Inc., a Delaware corporation (the “Company”), entered into an ATM Sales Agreement (the “2021 Sales Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as sales agents and as forward sellers (in such capacities as applicable, the “Sales Agents” and the “Forward Sellers,” respectively) and Bank of America, N.A., Citibank, N.A., Credit Agricole Corporate and Investment Bank, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, RBC Capital Markets, LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank, UBS AG London Branch and Wells Fargo Bank, National Association, as forward purchasers (the “Forward Purchasers”).

Under the terms of the 2021 Sales Agreement, the Company may issue and sell, from time to time to or through the Sales Agents, shares of the Company's common stock, par value $0.25 per share (“Common Stock”), having an aggregate gross sales price of up to $1,000,000,000 (the “Shares”). The sales, if any, of the Shares under the Agreement may be made in sales deemed to be “at-the-market offerings,” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or sales made to or through a market maker or through an electronic communications network. Sales may also be made in privately negotiated transactions (including block sales) or by any other methods permitted by applicable law.

The 2021 Sales Agreement contemplates that, in addition to the Company’s issuance and sale of Shares to or through the Sales Agents, the Company may enter into separate forward sale agreements pursuant to forward confirmations to be entered into between the Company and the relevant Forward Purchaser, a form of which is attached to the 2021 Sales Agreement as Annex II thereto (each, a “Forward Sale Agreement”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser will borrow shares from third parties and, through its affiliated Forward Seller, offer a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of borrowed shares of Common Stock through a Forward Seller. The Company currently expects to settle any Forward Sale Agreement with a full physical settlement, in which case the Company would expect to receive per share cash proceeds at settlement equal to the forward sale price under the relevant Forward Sale Agreement. However, except in limited circumstances, the Company may elect a cash or net share settlement for all or a portion of its obligations under such Forward Sale Agreement. If the Company elects to cash settle or net share settle a Forward Sale Agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes, which may include funding future acquisitions and investments or repayment of existing indebtedness.

Any shares of Common Stock the Company may offer, issue and sell, and any shares of borrowed Common Stock that the Forward Purchasers may offer and sell, pursuant to the 2021 Sales Agreement will be offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-253415) (the “Registration Statement”) and a prospectus supplement of the Company, filed with the Securities and Exchange Commission on February 23, 2021 and November 8, 2021, respectively.

A copy of the 2021 Sales Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the 2021 Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 1.02.       Termination of a Material Definitive Agreement.

On November 4, 2021, the Company provided notice of its termination, effective upon entrance into the 2021 Sales Agreement, of the ATM Equity OfferingSM Sales Agreement, dated as of July 31, 2018 as amended by Amendment No. 1 dated February 23, 2021 (as amended, the “2018 Sales Agreement”), by and between the Company and the Sales Agents. As previously reported, pursuant to the terms of the 2018 Sales Agreement, the Company could offer and sell, through the Sales Agents, from time to time, shares of the Company’s Common Stock, having an aggregate gross sales price of up to $1,000,000,000. As of September 30, 2021, there was $129.0 million remaining for sale under the 2018 Sales Agreement. The Company is not subject to any termination penalties related to the termination of the 2018 Sales Agreement.

Item 9.01.       Financial Statements and Exhibits.

   (d) Exhibits:

Exhibit Number	Description
1.1	ATM Sales Agreement, dated November 8, 2021, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as sales agents and as forward sellers, and Bank of America, N.A., Citibank, N.A., Credit Agricole Corporate and Investment Bank, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, RBC Capital Markets, LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank, UBS AG London Branch and Wells Fargo Bank, National Association, as forward purchasers.
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: November 8, 2021	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics & Compliance Officer